UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2021

HEALTHWELL ACQUISITION CORP. I

(Exact name of registrant as specified in its charter)

Delaware	001-40697	86-1911840
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Green Bay Rd. #227

Winnetka, IL 60093

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code (847) 230-9162

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	HWELU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	HWEL	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	HWELW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On November 10, 2021, the management and the Audit Committee (the “Audit Committee”) of the Healthwell Acquisition Corp. I (the “Company”), after consultation with Marcum LLP (“Marcum”), concluded that the Company’s audited balance sheet as of August 5, 2021 filed in the Company’s Form 8-K filed on August 12, 2021 contained errors relating to (i) the classification of the $5,000,000 stockholders’ equity as permanent equity, which the Company has determined should be reclassified as temporary equity; and (ii) the accounting for the sale of indirect interests in the founder shares by the Company’s sponsor to certain anchor investors in connection with their indications of interest in the Company’s initial public offering, which the Company has determined should be accounted for as a non-cash offering cost. In light of these errors, it was determined that it is appropriate to amend and restate the Company’s previously issued audited balance sheet as of August 5, 2021 reflecting receipt of the proceeds upon consummation of the Company’s initial public offering and the private placement that was included in the Company’s Current Report on Form 8-K filed on August 12, 2021 (“Non-Reliance Financial Statements”). The reclassification of amounts from permanent equity to temporary equity result in non-cash financial statement corrections and will have no impact on the Company’s current or previously reported cash position, operating expenses or total operating, investing or financing cash flows. Further, the additional offering costs recorded in relation to the anchor investors also result in non-cash financial statement corrections and will have no impact on the Company’s current or previously reported cash position and investing or financing cash flows. The “Cash held in trust account” is correctly stated at $250,000,000 in the previously filed audited balance sheet of August 5, 2021.

Considering such restatement, the Non-Reliance Financial Statements should no longer be relied upon. The Company will file an amendment to the Form 8-K filed on August 12, 2021 with respect to the audited balance sheet as of August 5, 2021 reflecting (i) the reclassification of the Company’s amount held in the trust account as temporary equity and (ii) the accounting for the sale of indirect interests in the founder shares by the Company’s sponsor to the anchor investors in connection with the Company’s initial public offering as non-cash offering costs as soon as practicable.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with Marcum.

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHWELL ACQUISITION CORP. I

By:	/s/ Alyssa J. Rapp
	Name:	Alyssa J. Rapp
	Title:	Chief Executive Officer

Dated: November 15, 2021